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                                 Prospectus Supplement

                        LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                               IN CONNECTION WITH ITS
                               LLAC VARIABLE ACCOUNT
                 (LIBERTY'S SPECTRUM SELECT MODIFIED SINGLE PAYMENT
                        VARIABLE LIFE INSURANCE CONTRACT)

                       Supplement to Prospectus Dated May 1, 2000


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              FOR CONTRACTS ISSUED IN FLORIDA, MARYLAND, NEW YORK AND TEXAS


For Contracts issued in Florida, Maryland, New York and Texas, the discussion in Question 14 on page 9 and in the last paragraph of "Termination and Grace Period" on page 31 concerning the length of time the Guaranteed Death Benefit (called Guaranteed Coverage in Maryland) is to remain in force is modified as follows:

"The Guaranteed Death Benefit (called Guaranteed Coverage in Maryland) is only in effect for a specified period of time set out in the Contract and, after the end of that period, the Monthly Deduction will not be waived if the Surrender Value is not large enough to cover the full Monthly Deduction. Failure to pay the full Monthly Deduction means that the Contract enters the Grace Period and will terminate if the necessary amount is not paid before the end of the Grace Period."

For Contracts issued in New York, the second sentence of Question 5 on page 4 is revised as follows: "If you choose, you may make additional Payments of at least $10,000 each, subject to the restrictions described in this Prospectus." The "Payments" section on page 15, item (1), is revised as follows: "(1) each additional Payment must be at least $10,000; and"

Please see your Contract or contact your company representative for additional details.









Supplement Dated January 25, 2001                             SVUL-200111